S/M REAL ESTATE FUND VII, LTD.


                                                                    EXHIBIT 32.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of S/M Real Estate Fund VII, Ltd. (the "Partnership") on Form 10-Q for the quarter ended June 30, 2003, as filed with Securities and Exchange Commission on the date hereof (the "Report"), I, Sandy Robison, Chief Financial Officer of the general partner of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.


                                    S/M REAL ESTATE FUND VII, LTD.

                            BY:     SM7 APARTMENT INVESTORS INC.
                                    General Partner


Date:  August 14, 2003              BY:      /s/ Sandy Robison
                                             -----------------------------------
                                    Name:    Sandy Robison
                                    Title:   Chief Financial Officer, Vice
                                             President, Secretary and Controller